UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2002

FRESH CHOICE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20792	77-0130849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Cochrane Circle
Morgan Hill, California 95037
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 776-0799

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Matters.

                On November 19, 2002, Fresh Choice, Inc. (“Fresh Choice”) issued a press release announcing the resignation of Steven A. Adkins, Senior Vice President of Operations and the promotion of Tim G. O’Shea from Senior Vice President of Marketing to Executive Vice President and Chief Operating Officer.  A copy of the press release issued by Fresh Choice regarding the foregoing resignation and promotion is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1

Press release dated November 19, 2002 regarding the resignation of Steven A. Adkins, Senior Vice President of Operations and the promotion of Tim G. O’Shea from Senior Vice president of Marketing to Executive Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH CHOICE, INC.

Date: November 19, 2002	By:	/s/ Everett F. Jefferson
Everett F. Jefferson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated November 19, 2002 regarding the resignation of Steven A. Adkins, Senior Vice President of Operations and the promotion of Tim G. O’Shea from Senior Vice president of Marketing to Senior Vice President of Operations and Chief Operating Officer.